FIRST AMENDMENT TO

                   				REGISTRATION RIGHTS AGREEMENT
                   					-----------------------------

     WHEREAS, DST Systems, Inc. ("DST") and Kansas City Southern Industries, Inc. ("KCSI") are parties to that certain Registration Rights Agreement dated as of October 24, 1995 (the "Agreement"); and

     WHEREAS, DST and KCSI desire to amend the Agreement as set forth herein.

     NOW, THEREFORE, DST and KCSI agree as follows:

     1. 	Capitalized terms used herein have the meaning set forth herein or in the Agreement.

     2. 	Clause (ii) of Section 1(b) of the Agreement is hereby amended to read as follows:

         "(ii)	such securities shall have been distributed pursuant to Rule
144 or KCSI otherwise transfers or disposes of such securities without the written consent of DST."

     3. 	Clause (a) of Section 1.(g) of the Agreement is hereby amended to read as follows:

         "(a)	the date on which KCSI or its Permitted Assignee no longer
holds any Registrable Securities . . . ."

     4. 	Section 1 of the Agreement is hereby amended to add a new Section
1(h) to read as follows:

         "(h)	"Permitted Assignee" shall mean any entity to which any
rights under this Agreement are assigned with DST's written consent."

     5. 	Section 3(b) of the Agreement is hereby amended to read as follows:

         (b)(i) if the registration referred to in the first sentence of this Section 3 is to be an underwritten primary registration on behalf of the Company, and the managing underwriter advised the Company in writing that, in such firm's opinion, such offering would be materially and adversely affected by the inclusion therein of the Registrable Securities requested to be included therein, the Company shall include in such registration: (1) first, all securities the Company proposes to sell for its own account ("Company Securities"), (2) second, up to the full number of Registrable Securities held by KCSI and requested to be included in such registration by KCSI in excess of the number or dollar amount of securities the Company proposes to sell which, in the good-faith opinion of such managing underwriter, can be sold without so materially and adversely affecting such offering, and (3) third, an amount of other securities, if any, requested to be included therein in excess of the number or dollar amount of Company Securities and Registrable Securities held by KCSI which, in the opinion of such underwriter(s), can be so sold without materially and adversely affecting such offering (allocated among the holders of such other securities in such proportions as such holders and the Company may agree); and (ii) if the registration referred to in the first sentence of this Section 3 is to be an underwritten secondary registration on behalf of holders of securities (other than Registrable Securities) of the Company (the "Other Holders"), and the managing underwriter advises the Company in writing that in its good-faith opinion such offering would be materially and adversely affected by the inclusion therein of the Registrable Securities requested to be included therein, the Company shall include in such registration the amount of securities (including Registrable Securities) that such managing underwriter advises can be sold allocated pro rata among the Other Holders and KCSI, on the basis of the number of securities (including Registrable Securities) requested to be included therein by each Other Holder and KCSI;

     6. 	Section 6 of the Agreement is hereby amended to read as follows:

         6. 	Non-assignability of Registration Rights.  The rights to
cause the Company to register Registrable Securities pursuant to this Agreement are reserved for the use and benefit of KCSI and may not be assigned or transferred by KCSI to any other person, without the written consent of the Company.

     7. 	This Amendment shall be effective as of June 30, 1999 (the
"Effective Date"). Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, DST and KCSI have caused this Amendment to be duly executed by their authorized representatives as of the Effective Date.

                          DST SYSTEMS, INC.


                          By:             /s/ Kenneth V. Hager
                                          ------------------------------
                          Printed Name:   Kenneth V. Hager
                          Title:          Vice President, Chief Financial
                                          Officer and Treasurer


                          KANSAS CITY SOUTHERN INDUSTRIES, INC.


                          By:              /s/ Landon H. Rowland
                                           ------------------------------
                          Printed Name:    Landon H. Rowland
                          Title:           Chairman of the Board, President
                                           and Chief Executive Officer